SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  March 31, 1997

                         BALCOR REALTY INVESTORS - 83
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Deer Oaks Apartments

In 1982, a limited partnership (the "Limited Partnership") consisting of the Partnership as general partner and the seller (the "JV Partner") as limited partner acquired the Deer Oaks Apartments, San Antonio, Texas. The Partnership utilized approximately $3,600,000 of offering proceeds towards the purchase of the property. The property was acquired subject to first mortgage financing of $5,114,200. In 1995, the first mortgage loan was refinanced with a new $4,800,000 first mortgage loan.

On March 31, 1997, the Limited Partnership contracted to sell the property for a sale price of $8,000,000 to an unaffiliated party, Sentinel Acquisitions Corp., a Delaware corporation. The purchaser has deposited $100,000 into an escrow account as earnest money. As part of the sale price, the purchaser expects to assume the existing first mortgage loan, which is expected to have an outstanding principal balance of approximately $4,714,000 at closing, scheduled for May 12, 1997. In the event that the conditions in the agreement of sale relating to the assumption of the loan have not been satisfied on or before May 7, 1997, the Limited Partnership and the purchaser each have the right to extend the closing to June 12, 1997 upon written notice to the other party.

The remainder of the sale price will be payable in cash at closing. From the proceeds of the sale, the Limited Partnership will pay $160,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and will receive the remaining proceeds of approximately $3,126,000, less closing costs. The JV Partner will not be entitled to receive any portion of the proceeds. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Limited Partnership for its actual expenses incurred in connection with the sale.

Affiliates of the General Partner have sold or contracted to sell more than 5 additional properties to the purchaser during 1996 and 1997.

The closing is subject to the satisfaction of numerous terms and conditions, including the consent of the holder of the first mortgage loan. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Deer Oaks Apartments, San Antonio, Texas.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR REALTY INVESTORS-83

                         By: Balcor Partners-XIII, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                                ------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and Secretary

Dated:  April 15, 1997
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